                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 14
Report of Independent Accountants................ 19
Dividend Reinvestment Plan....................... 20

VIG ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our
latest announcement continues our                       [PHOTO]
forward progress. I am pleased to
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen American
Capital as president and chief            DENNIS J. MCDONNELL AND DON G. POWELL
executive officer. I will continue as
chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW

    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The economy grew at a brisk 3.9 percent annual rate during the first three quarters of 1997. At the same time, the federal budget deficit fell to its lowest level in 23 years, while consumer prices rose less than 2.0 percent on an annual basis and producer prices declined 1.4 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury

                                                           Continued on page two
bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.


Portfolio Compensation by Credit Quality*
AS OF OCTOBER 31, 1997
AAA...................     40.5%
AA....................      5.9%
A.....................     11.1%
BBB...................     26.7%      [pie chart]
BB....................      3.8%
Non-Rated.............     12.0%

*As a Percentage of Long-Term Investments based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.


TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We continued to position the credit quality of the portfolio's long-term investments in a "barbell" pattern. In other words, we invested in both high-quality and low-quality bonds, which helps to balance the portfolio's volatility in response to changing interest rates. Bonds rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group, tend to perform better when interest rates are falling. Most AAA-rated bonds are insured bonds, which currently comprise well over half of new issues in the municipal bond market. They are extremely liquid and carry minimal credit risk. Bonds rated BBB, the lowest investment-grade credit rating used by Standard & Poor's, and below BBB tend to perform better when rates are rising and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was limited due to market conditions that afforded few opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace bonds in the portfolio, because such trades would have reduced the Trust's dividend-paying ability.
    Trading was also restrained by tight spreads between yields of AAA-rated bonds and lower-rated securities. These spreads compressed to historically narrow levels due to the increasing number of insured bonds in the municipal market. For example, when a new long-term California transportation issue was sold in September, its BBB-rated portion yielded only 20 basis points more than the AAA-rated insured component. As a result of the narrow yield spreads, there was often not enough incentive to purchase lower-rated securities and assume the additional credit risk.
    Acquisitions focused on enhancing the Trust's call protection as well as its potential for price appreciation. Because we hope to limit the number of bonds that could be "called" at any one time, we purchased long-term discount and par bonds that will not be

                                                         Continued on page three
callable for many years, and sold bonds that we expect will be called in the near term. A discount bond sells at a price below par.
    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    During the second half of the fiscal year, the duration of the portfolio declined slightly due to the market rally, which caused some bonds to trade to their call dates rather than their maturity dates. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Bonds that are expected to be called near term have shorter durations than bonds that are trading to their maturity dates. Portfolios with long durations tend to perform better when interest rates are falling, while portfolios with short durations tend to do better when rates are rising. As of October 31, 1997, the Trust's duration stood at 6.52 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

     Top Five Portfolio Industry Holdings by Sector as of October 31, 1997*

                    Health Care....................... 23.6%
                    Single-Family Housing............. 15.1%
                    Industrial Revenue................ 10.8%
                    Retail/Electric/Gas/Telephone.....  8.3%
                    Other Care........................  7.2%

                    *As a Percentage of Long-Term
                    Investments

PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital Investment Grade Municipal Trust generated a total return at market price of 6.13 percent(1). The Trust offered a tax-exempt distribution rate of
6.25 percent(3), based on the closing common stock price of $10.9375 per share on October 31, 1997. Because income from the Trust is exempt from federal income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.77 percent(4) (for investors in the 36 percent federal income tax bracket).
    Due to declining interest rates and a number of positions that were called from the Trust, the earnings power of the Trust declined. As a result, the Board of Trustees approved a decrease in its monthly dividend from $0.0650 to $0.0600 per common share payable January 15, 1997, and from $0.0600 to $0.0570 per common share, payable June 30, 1997.

                                                          Continued on page four

Twelve-month Dividend History
For the Period Ended October 31, 1997

Distribution per Common Share

                                 [BAR GRAPH]

                       Nov      Dec    Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep    Oct
                      1996     1996   1997   1997   1997   1997   1997   1997   1997   1997   1997   1997

                      $.065    $.060   $.060  $.060  $.060  $.060  $.060  $.057  $.057  $.057  $.057   $.057


The dividend history represents past performance of the Trust and does not predict the Trusts future distributions.

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]

Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

          VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VIG)



COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)...........     6.13%
One-year total return based on NAV(2)....................     8.91%

DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)...............................................     6.25%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.77%

SHARE VALUATIONS

Net asset value..........................................  $  10.66
Closing common stock price...............................  $10.9375
One-year high common stock price (11/21/96)..............  $ 11.500
One-year low common stock price (04/21/97)...............  $ 10.250
Preferred share rate(5)..................................     3.54%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  94.5%
         ARKANSAS  1.6%
$1,000   Dogwood Addition PRD Muni Ppty Owners Multi-Purp
         Impt Dist No 8 AR Impt Ser A....................   7.500%  01/31/06  $   960,000
   919   Dogwood Addition PRD Muni Ppty Owners Multi-Purp
         Impt Dist No 8 AR Impt Ser B....................   7.500   01/31/06      275,613
                                                                              -----------
                                                                                1,235,613
                                                                              -----------
         CALIFORNIA  2.4%
 4,490   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
         (MBIA Insd).....................................  *.....   09/01/17    1,553,046
   225   Foothill/Eastern Tran Corridor Agy CA Toll Rd
         Rev Sr Lien Ser A (b)...........................  0/7.15   01/01/13      165,787
   650   Foothill/Eastern Tran Corridor Agy CA Toll Rd
         Rev Sr Lien Ser A...............................       *   01/01/28      118,417
                                                                              -----------
                                                                                1,837,250
                                                                              -----------
         COLORADO  10.3%
10,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
         E-470 Proj Ser C (Prerefunded @ 08/31/05).......       *   08/31/26    1,468,300
 2,560   Denver, CO City & Cnty Arpt Rev Ser A...........   8.500   11/15/23    2,883,091
   240   Denver, CO City & Cnty Arpt Rev Ser A
         (Prerefunded @ 11/15/00)........................   8.500   11/15/23      273,713
   220   Jefferson Cnty, CO Residential Mtg Rev..........  11.500   09/01/11      360,461
   100   Jefferson Cnty, CO Residential Mtg Rev..........   9.000   09/01/12      140,293
   145   Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/03)........................  11.500   09/01/11      197,039
   160   Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/04)........................  11.500   09/01/11      225,064
   180   Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/05)........................  11.500   09/01/11      261,264
   205   Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/06)........................  11.500   09/01/11      306,227
   235   Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/07)........................  11.500   09/01/11      360,250
   265   Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/08)........................  11.500   09/01/11      413,146
   300   Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/09)........................  11.500   09/01/11      475,620
   340   Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/10)........................  11.500   09/01/11      546,768
                                                                              -----------
                                                                                7,911,236
                                                                              -----------
         FLORIDA  7.4%
 9,805   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
         Rfdg (AMBAC Insd)...............................       *   10/01/25    1,900,503
 1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando
         Genl Hosp Ser A (Prerefunded @ 06/01/99)........   8.750   06/01/16    1,090,450
 1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando
         Genl Hosp Ser B (Prerefunded @ 06/01/99)........   8.750   06/01/16    1,090,450
 2,300   Sun N Lake of Sebring, FL Impt Dist Spl Assmt
         Ser A (c).......................................  10.000   12/15/11    1,581,250
                                                                              -----------
                                                                                5,662,653
                                                                              -----------
         ILLINOIS  23.4%
 1,000   Alton, IL Hlth Fac Rev & Impt Christian Hlth Ser
         C Rfdg (Prerefunded @ 02/15/01) (FGIC Insd).....   7.200   02/15/21    1,108,780
 2,435   Alton, IL Hosp Fac Rev Saint Anthony's Hlth Cent
         Proj (Prerefunded @ 09/01/99)...................   8.375   09/01/14    2,669,466
 5,770   Aurora, IL Single Family Mtg Rev Cap Apprec
         (AMBAC Insd)....................................       *   12/01/22      818,071
   500   Bedford Park, IL Tax Increment 71st & Cicero
         Proj Rfdg.......................................   7.000   01/01/06      529,580
   250   Chicago, IL Brd of Ed Sch Reform (AMBAC Insd)...   5.750   12/01/27      258,803

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------

         ILLINOIS (CONTINUED)
$2,650   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
         Airls Inc Ser B.................................   8.950%  05/01/18  $ 3,013,235
 1,415   Chicago, IL Single Family Mtg (GNMA
         Collateralized).................................   7.625   09/01/27    1,600,959
   510   Cook Cnty, IL Sch Dist No 107 La Grange.........   7.150   12/01/08      609,047
   575   Cook Cnty, IL Sch Dist No 107 La Grange.........   7.200   12/01/09      690,058
   625   Cook Cnty, IL Sch Dist No 107 La Grange.........   7.000   12/01/10      739,963
   500   Hodgkins, IL Tax Increment Rev Ser A Rfdg.......   7.625   12/01/13      546,855
   885   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
         D...............................................   9.500   11/15/15    1,037,627
   745   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
         D (Prerefunded @ 11/15/00)......................   9.500   11/15/15      870,830
   500   Illinois Hlth Fac Auth Rev Lutheran Social Svcs
         Proj Ser A (Prerefunded @ 08/01/00).............   7.650   08/01/20      554,270
 1,910   Illinois Hsg Dev Auth Residential Mtg Rev Ser
         B...............................................   7.250   08/01/17    2,025,421
   250   Lake Cnty, IL Cmnty Unit........................   7.600   02/01/14      310,278
   500   Robbins, IL Res Recovery Rev....................   8.375   10/15/16      526,535
                                                                              ------------
                                                                               17,909,778
                                                                              ------------
         INDIANA  2.8%
 2,000   Kokomo, IN Hosp Auth Hosp Rev Saint Joseph Hosp
         & Hlth Cent Ser A Rfdg (Prerefunded @
         08/15/98).......................................   8.750   02/15/13    2,113,600
                                                                              ------------
         LOUISIANA  2.2%
 1,500   Ouachita Parish, LA Hosp Svcs Dist No 1 Rev
         Glenwood Regl Med Cent (Prerefunded @
         07/01/01).......................................   7.500   07/01/21    1,689,225
                                                                              ------------
         MARYLAND  4.6%
 2,800   Baltimore, MD Cap Apprec Cons Pub Impt Ser (FGIC
         Insd)...........................................       *   10/15/08    1,611,624
 1,845   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
         Single Family Ser 4 (FHA Gtd)...................   7.450   04/01/32    1,951,272
                                                                              ------------
                                                                                3,562,896
                                                                              ------------
         MASSACHUSETTS  1.0%
   360   Massachusetts St Hlth & Edl Fac Auth Rev Cent
         New England Hlth Sys Ser A......................   6.125   08/01/13      360,882
   395   Massachusetts St Hsg Fin Agy Multi-Family
         Residential Dev Ser A (FNMA Collateralized).....   8.150   02/01/29      420,821
                                                                              ------------
                                                                                  781,703
                                                                              ------------
         MICHIGAN  1.2%
   820   Michigan St Hosp Fin Auth Rev Battle Creek Hosp
         Ser H (Prerefunded @ 11/15/00)..................   9.500   11/15/15      956,186
                                                                              ------------
         MONTANA  4.2%
 2,900   Forsyth, MT Pollutn Ctl Rev Puget Sound Pwr & Lt
         Ser B Rfdg (AMBAC Insd).........................   7.250   08/01/21    3,187,332
                                                                              ------------
         NEVADA  2.1%
 1,500   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
         (FGIC Insd).....................................   6.700   06/01/22    1,631,655
                                                                              ------------
         NEW HAMPSHIRE  4.2%
 2,500   New Hampshire Higher Edl & Hlth Fac Auth Rev
         Hosp Catholic Med Cent Rfdg.....................   8.250   07/01/13    2,657,125
   500   New Hampshire St Indl Dev Auth Rev Pollutn Ctl
         Pub Svcs Co of NH Proj Ser C....................   7.650   05/01/21      531,305
                                                                              ------------
                                                                                3,188,430
                                                                              ------------
         NEW JERSEY  0.9%
   650   New Jersey Hlthcare Fac Fin Auth Rev Palisades
         Med Cent........................................   7.500   07/01/06      692,939
                                                                              ------------
         NEW YORK  5.3%
 1,240   New York City Muni Wtr Fin Auth Wtr & Swr Sys
         Rev (AMBAC Insd)................................   6.750   06/15/06    1,351,017

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------

         NEW YORK (CONTINUED)
$1,260   New York City Muni Wtr Fin Auth Wtr & Swr Sys
         Rev Ser A (Prerefunded @ 06/15/01) (AMBAC
         Insd)...........................................   6.750%  06/15/06   $ 1,381,464
 1,305   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
         Intl Arpt Terminal 6 (MBIA Insd)................   5.750   12/01/22     1,346,251
                                                                               -----------
                                                                                 4,078,732
                                                                               -----------
         OHIO  1.8%
   800   Cuyahoga Cnty, OH Multi-Family Rev Hsg Wtr St
         Assoc Ltd Proj (GNMA Collateralized)............   6.250   12/20/36       845,064
   500   Ohio St Solid Waste Rev Republic Engineered
         Steels Proj.....................................   8.250   10/01/14       505,335
                                                                               -----------
                                                                                 1,350,399
                                                                               -----------
         PENNSYLVANIA  1.5%
 1,000   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Rfdg...........   7.625   05/01/20     1,136,850
                                                                               -----------
         TENNESSEE  3.0%
 2,140   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev Open
         Arms Dev Cent Ser E (a).........................   9.750   08/01/19     2,298,060
                                                                               -----------
         TEXAS  13.1%
 1,000   Alliance Arpt Auth Inc TX Spl Fac Rev American
         Airls Inc.......................................   7.000   12/01/11     1,168,240
 1,265   De Soto, TX Independent Sch Dist................   5.000   08/15/17     1,226,265
 1,000   Lower CO Rvr Auth TX Polltn Ctl Rev Samsung
         Austin Semiconductor............................   6.375   04/01/27     1,063,800
   500   Pecos Cnty, TX Ctfs Partn.......................   6.000   01/12/08       516,540
 2,480   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
         Retardation Rfdg (Cap Guar Insd) (a)............   5.500   09/01/13     2,519,209
 2,500   Victoria, TX Util Sys Rev (MBIA Insd)...........   5.000   12/01/21     2,401,800
 1,000   West Side Calhoun Cnty, TX Navig Dist Solid
         Waste Disp Union Carbide Chem & Plastics........   8.200   03/15/21     1,115,840
                                                                               -----------
                                                                                10,011,694
                                                                               -----------
         WISCONSIN  1.5%
   965   Wisconsin St Hlth & Edl Fac Auth Rev Chippewa
         Vly Hosp Ser F Rfdg.............................   9.500   11/15/12     1,143,255
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  94.5%
(Cost $67,848,109)..........................................................    72,379,486
SHORT-TERM INVESTMENTS  0.1%
(Cost $71,429)..............................................................        71,429
                                                                               -----------
TOTAL INVESTMENTS  94.6%
(Cost $67,919,538)..........................................................    72,450,915
OTHER ASSETS IN EXCESS OF LIABILITIES  5.4%.................................     4,124,713
                                                                               -----------
NET ASSETS  100.0%..........................................................   $76,575,628
                                                                               -----------

*Zero coupon bond

(a) Assets segregated as collateral for open option transactions.
(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(c) Non-Income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $67,919,538)........................  $72,450,915
Cash........................................................    1,237,792
Receivables:
  Investments Sold..........................................    1,884,578
  Interest..................................................    1,441,588
Other.......................................................       19,732
                                                              -----------
      Total Assets..........................................   77,034,605
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions--Common and Preferred Shares.........       99,000
  Investment Advisory Fee...................................       38,907
  Affiliates................................................        8,569
Options at Market Value (Net premiums received of
  $26,396)..................................................      138,656
Accrued Expenses............................................       98,389
Trustees' Deferred Compensation and Retirement Plans........       75,456
                                                              -----------
      Total Liabilities.....................................      458,977
                                                              -----------
NET ASSETS..................................................  $76,575,628
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 250 issued with liquidation preference of $100,000 per share)................................................  $25,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  4,839,000 shares issued and outstanding)..................       48,390
Paid in Surplus.............................................   52,700,019
Net Unrealized Appreciation.................................    4,419,117
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (942,414)
Accumulated Net Realized Loss...............................   (4,649,484)
                                                              ------------
      Net Assets Applicable to Common Shares................   51,575,628
                                                              -----------
NET ASSETS..................................................  $76,575,628
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($51,575,628 divided
  by 4,839,000 shares outstanding)..........................  $     10.66
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 5,387,437
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      454,583
Preferred Share Maintenance.................................       76,483
Accounting Services.........................................       46,124
Trustees' Fees and Expenses.................................       30,234
Legal.......................................................       11,583
Custody.....................................................        8,711
Other.......................................................      119,215
                                                              -----------
    Total Expenses..........................................      746,933
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,640,504
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $59,340).......................................  $(1,793,392)
  Options...................................................      (11,961)
                                                              -----------
Net Realized Loss...........................................   (1,805,353)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    2,032,265
                                                              -----------
  End of the Period:
    Investments.............................................    4,531,377
    Options.................................................     (112,260)
                                                              -----------
                                                                4,419,117
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,386,852
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   581,499
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 5,222,003
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1997   October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $ 4,640,504        $ 4,265,725
Net Realized Gain/Loss..................................    (1,805,353)           581,929
Net Unrealized Appreciation/Depreciation
  During the Period.....................................     2,386,852         (1,522,851)
                                                          ------------        -----------
Change in Net Assets from Operations....................     5,222,003          3,324,803
                                                          ------------        -----------
Distributions from Net Investment Income:
  Common Shares.........................................    (3,435,176)        (3,360,123)
  Preferred Shares......................................      (893,796)          (905,602)
                                                          ------------        -----------
                                                            (4,328,972)        (4,265,725)
Distributions in Excess of Net Investment
  Income--Common Shares.................................           -0-           (413,869)
                                                          ------------        -----------
Total Distributions.....................................    (4,328,972)        (4,679,594)
                                                          ------------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....       893,031         (1,354,791)
NET ASSETS:
Beginning of the Period.................................    75,682,597         77,037,388
                                                          ------------        -----------
End of the Period (Including accumulated distributions
  in excess of net investment income of $942,414 and
  $1,253,946, respectively).............................   $76,575,628        $75,682,597
                                                          ============        ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                   --------------------------------------
                                                     1997      1996      1995      1994
-----------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)..................... $ 10.474   $10.754   $10.500   $12.094
                                                    -------   -------   -------   -------
  Net Investment Income...........................     .959      .882      .877      .958
  Net Realized and Unrealized Gain/Loss...........     .120     (.195)     .406    (1.480)
                                                    -------   -------   -------   -------
Total from Investment Operations..................    1.079      .687     1.283     (.522)
                                                    -------   -------   -------   -------
Less:
  Distributions from and in Excess of Net
    Investment Income:
    Paid to Common Shareholders...................     .710      .780      .825      .930
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders...................     .185      .187      .204      .142
                                                    -------   -------   -------   -------
Total Distributions...............................     .895      .967     1.029     1.072
                                                    -------   -------   -------   -------
Net Asset Value,
  End of the Period...............................  $10.658   $10.474   $10.754   $10.500
                                                    =======   =======   =======   =======
Market Price Per Share at End of
  the Period...................................... $10.9375   $11.000   $10.625   $11.125
Total Investment Return at
  Market Price (b)................................    6.13%    11.02%     2.88%   (13.59%)
Total Return at Net Asset Value (c)...............    8.91%     4.83%    10.59%    (5.77%)
Net Assets at End of the Period
  (In millions)...................................    $76.6     $75.7     $77.0     $75.8
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares................................    1.47%     1.51%     1.52%     1.47%
Ratio of Expenses to Average Net Assets...........     .99%     1.01%     1.02%     1.01%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)..........    7.38%     6.55%     6.31%     7.20%
Portfolio Turnover................................      25%       39%       50%       30%

(a) Net Asset Value at November 30, 1989, is adjusted for common and preferred share offering costs of $.259 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A=Not Applicable

 *  Non-Annualized

--------------------------------------------------------------------------------

                                                    November 30, 1989
                                                      (Commencement
Year Ended October 31                                 of Investment
----------------------------------------------------  Operations) to
                       1993      1992      1991     October 31, 1990
---------------------------------------------------------------------
                      $11.151   $11.502   $10.832        $10.901
                      -------   -------   -------        -------
                        1.090     1.090     1.153          1.001
                         .917     (.348)     .647          (.115)
                      -------   -------   -------        -------
                        2.007      .742     1.800           .886
                      -------   -------   -------        -------
                         .930      .925      .886           .725
                         .134      .168      .244           .230
                      -------   -------   -------        -------
                        1.064     1.093     1.130           .955
                      -------   -------   -------        -------
                      $12.094   $11.151   $11.502        $10.832
                      =======   =======   =======        =======
                      $13.875   $11.750   $12.250        $10.500
                        26.46%     3.10%    25.65%           .21%*
                        17.40%     5.04%    14.87%          3.70%*
                        $83.5     $79.0     $80.7          $77.4
                         1.35%     1.52%     1.53%          1.41%
                          .94%     1.05%     1.05%           N/A
                         8.14%     8.01%     8.12%          7.75%
                            7%       21%       52%           134%*

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Investment Grade Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Investments valued using estimates of market value are generally those non-rated securities in which the Trust owns over 90% of the original bond issue. At October 31, 1997, approximately 6.7% of the Trust's net assets consisted of such securities. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1997, there were no when issued or delayed delivery purchase commitments.

                                October 31, 1997
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward of $4,671,592, which will expire between October 31, 1998 and October 31, 2005. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes and as a result of gains or losses recognized for tax purposes on open option contracts at October 31, 1997.

    At October 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $67,998,440; the aggregate gross unrealized appreciation is $6,400,471 and the aggregate gross unrealized depreciation is $1,947,996 resulting in net unrealized appreciation of $4,452,475.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Trust has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

    For the year ended October 31, 1997, 99.8% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to the shareholder for the 1997 calendar year.

                                October 31, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.
    For the year ended October 31, 1997, the Trust recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.
    For the year ended October 31, 1997, the Trust recognized expenses of approximately $55,300 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.
    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,730,076 and $23,647,762, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

                                October 31, 1997
--------------------------------------------------------------------------------

During the period the Trust invested in option contracts, a type of derivative. An option contract gives the buyer the right, but not the obligation to buy
(call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 1997, were as follows:

                                                  Contracts     Premium
------------------------------------------------------------------------
Outstanding at October 31, 1996.................       -0-     $     -0-
Options Written and Purchased (Net).............     1,950        89,342
Options Terminated in Closing Transactions
  (Net).........................................    (1,440)      (91,676)
Options Expired (Net)...........................       (75)       28,730
                                                   -------     ---------
Outstanding at October 31, 1997.................       435     $  26,396
                                                  ========     =========

The related futures contracts of the outstanding option transactions as of October 31, 1997, and the description and market value are as follows:

                                                                     Market
                                                  Exp. Month/        Value
                                     Contracts   Exercise Price    of Options
-----------------------------------------------------------------------------
U.S. Treasury Bond Futures December
1997--Purchased Calls (Current
Notional Value of $118,469 per
contract)..........................     174          Dec/116       $(473,062)
U.S. Treasury Bond Futures December
1997--Written Calls (Current
Notional Value of $118,469 per
contract)..........................     261          Dec/118       $ 334,406
                                     ------                        ---------
                                        435                        $(138,656)
                                     ------                        ---------

                                October 31, 1997
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on October 31, 1997 was 3.540%. During the year ended October 31, 1997, the rates ranged from 3.350% to 3.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Investment Grade Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Investment Grade Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Investment Grade Municipal Trust as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1997

                           DIVIDEND REINVESTMENT PLAN


The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                            Attn.: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

          VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

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

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 3,901,035 shares voted for the proposal, 80,281 shares voted against, 116,873 shares abstained and 0 shares represented broker non-votes.

    2) With regard to the election of the following Trustees by the common shareholders:

                                                       # OF SHARES
                                                  ---------------------
                                                  IN FAVOR     WITHHELD
-----------------------------------------------------------------------
David C. Arch                                     4,023,605      74,334
Howard J Kerr                                     4,022,175      75,764
Dennis J. McDonnell                               4,023,605      74,334

    3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 4,024,391 shares voted for the proposal, 18,989 shares voted against, 54,809 shares abstained and 0 shares represented broker non-votes.

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          VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

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